September 2005

This presentation by Brown Shoe Company, Inc. contains certain forward-looking statements, including without limitation, statements made concerning forward looking guidance on Sales,
Earnings Per Share (EPS), Net Earnings, Adjusted Net Earnings, EBITDA, Adjusted EBITDA and
Debt to Capital ratio. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) general economic conditions and the consumer’s preferences and purchasing patterns, which may be influenced by consumers'
disposable income; (ii) the uncertainties of pending litigation; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to continued and uninterrupted flow of inventory from Brazil and China, where the Company relies heavily on third-
party manufacturing facilities for a significant amount of its inventory; (v) the integration of the
Bennett business; and (vi) the Company’s ability to successfully implement its plan to strengthen the Naturalizer brand. The Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors. Some of the statements herein, as indicated, speak only as of the date they were initially made. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
— September 15, 2005

Today’s Topics - NYSE: BWS
1) The BWS Story - Re-Shaping Our Platform
2) Enterprise-wide strategies
3) Financial results

Brown Shoe Today -- $2.3 Billion in Sales Projected for 2005
Unique wholesale-retail platform. Building our brands and retail concepts to gain market share while delivering style to the consumer.
Department &
Specialty Stores
$400 million
Mass
Merchandisers
$250 million
Specialty
Footwear
Retail
$230
million
900 retail stores
in the U.S.
$1.2 billion
38%
Wholesale
Bennett
$200 million
2001 Projected 2005
71% Retail
29%
Wholesale
62% Retail

$-
$100
$200
$300
$400
Sept 2000 Sept 2001 Sept 2002 Sept 2003 Sept 2004 Sept 2005
$100 Investment
Brown Shoe
Peer Group
Remaking BWS -
1) Operating Earnings - from 2001 to 2005, GAAP operating earnings are expected to grow from $11mm to more than $90mm; on an
adjusted basis, operating earnings are expected to more than double from $50mm to more than $100mm. Please see Appendix for calculation of this measure.
2) Famous Footwear turnaround - following extensive work in product assortments, merchandising, inventory management and store
remodeling, our operating margin increased 400+ basis points to >5%
in 2004 compared to 2001
3) Brand-building focus at Wholesale - focus on our wholesale brand-
building continues to drive market share improvement
4) Growing our portfolio - acquisition of Bennett, Bass license, Disney license, Shoes.com and launch of Carlos by Carlos Santana
Shareholder Return - over the last 5 years, we have delivered a 25%
CAGR (compound annual growth rate) increase in shareholder value -
28% when accounting for reinvested dividends
5.8%
6.4%
7.6% 7.9%
12.4%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
2001 2002 2003 2004 2005-
LTM
0.0%
2.0%
4.0%
6.0%
2001 2002 2003 2004
Operating Margin* Improvement
at Famous Footwear
Department Store Market Share
for our Women’s Fashion
Footwear Brands
* See Appendix for calculation.
Source: NPD Group Reported POS Dollar Volume;
2005 reflects trailing 12 months of BWS + Bennett
brands
9/14/05 Stock Close = $34.25

$0
$100
$200
$300
$400
$500
$600
Nine West Group
Brown Shoe
Steve Madden
Clarks Companies
VCS Group
Nike
Kenneth Cole Productions
Liz Claiborne
Stride Rite Corp.
Brown Shoe Today - Our Rank Among Wholesalers in Department Stores
* Reflects NPD Group Reported POS Dollar Volume. 12 Months ending July, 2005.
Sales of Women’s Fashion Footwear in U.S. Department Stores
Ranked by Parent Company
($ in millions)
After Acquisition
Brown Wholesale
Bennett Footwear Group

Our Portfolio of Brands - 46% Market Share in Moderate Zone (women’s)
No. 3 men
No. 18 women
Moderate
Zone
Rank
No. 1
Moderate
No. 3
Moderate
No. 11
Junior
Source: NPD Group Reported POS Dollar Volume.
12 Months ending July, 2005.

Our Portfolio of Better/Bridge Brands - 17% Market Share in Better Zone
Zone
Rank
No. 9
Bridge
No. 2
Better
No. 9
Better
No. 13
Better
Source: NPD Group Reported POS Dollar Volume.
12 Months ending July, 2005.

Our Portfolio of Brands - Mid-tier and Mass
A leading footwear vendor at Wal-Mart, Target & Payless

0
1
2
3
4
5
6
7
8
Wal-Mart
Payless
Footlocker
Federated+May
Famous Footwear
JC Penney
Nordstrom
Finish Line
Kohl's
Target
DSW
Sears
Dillard's
Kmart
Shoe Carnival
% Share of Dollars
Source: Competitive Shares reported by NPD Consumer Panel Survey, 12
Months ending July 2005. Famous Footwear’s share calculated using internal information.
Brown Shoe Today - Our Position Among Top Footwear Retailers

Our Portfolio of Retail Concepts - 1300 Stores, 5 Web-stores
No. 1
Family, branded
No. 3
Internet footwear
Zone
Rank
No. 4
Women’s specialty
Source: Competitive Shares reported by NPD Consumer
Panel Survey, 12 Months ending July 2005.
Retail Famous Footwear Naturalizer Shoes.com
Brands Factory Brand Shoes Via Spiga stores Naturalizer.com
FX LaSalle Famousfootwear.com

BWS Enterprise-Wide Strategies for Sustainable Growth:
1) Create differentiation -creating competitive advantage by differentiating our stores, our footwear, and our brands
2) Delight consumers with style - raising the style quotient of our footwear assortments to win consumer preference for our brands
3) Leadership in Speed-to-Market - enhancing processes to develop and deliver the most current, trend-right product to our customer within the shortest possible lead time - thereby increasing sell-throughs and reducing markdown risk.
4) Building value via our portfolio of brands - building a portfolio of relevant and differentiated brands that target the needs and desires of our consumers
Balance Growth + Investment - delivering earnings performance while investing for the future

Creating Differentiation at Famous Footwear
_ Improved Product: More brands, more current, more trend-right
_ Redesigned Stores
_ Improved shopping experience
_ Fashion + Branded Value, not Price
_ Innovative marketing
Enterprise-wide
Strategy # 1

2nd
8th
7th
6th
4th
3rd 3rd
1
2
3
4
5
6
7
8
9
1998 1999 2000 2001 2002 2003 2004
Creating Differentiation at Naturalizer
Increased Wholesale
Distribution
Taking Brand Image to
Next Level
Improving Store Base
Market Share Rank in U.S.
Department Store Channel*
•Source: NPD Group/NPD FashionWorld
Footwear Point-of-Sale Data, 1998-2004
_ Introducing a new sense of style for brand
_ Improving our retail platform
_ Improved our wholesale business model
_ Enhanced product styling
Enterprise-wide
Strategy # 1

Delighting the Consumer with Style -- Top Department Store Brands
Share Rank* Brand Zone
Of Market Of Zone
2nd 1st Naturalizer Moderate
7th 2nd Franco Sarto Better
10th 3rd Life Stride Moderate
30th 9th Etienne Aigner Better
35th 9th Via Spiga Bridge
43rd 13th Carlos by Carlos Santana Better
56th 9th Dr. Scholl’s Moderate - Junior
85th 18th Bass - women’s Moderate
_ Leading designers (e.g. Franco Sarto) acquired with Bennett
_ Product development and Style & Trend functions centralized;
augmented with Italian design talent
_ Exclusive product programs with major retailers
Enterprise-wide
Strategy # 2
Source: NPD Group Reported POS Dollar Volume. 12 Months ending July, 2005.

Speed-to-Market
_ Providing the consumer with fashion closer to need
_ Enhancing Retail Planning & Analysis
_ Stronger focus on sell-through and inventory flow
_ Standardizing Design, Development, & Production
_ World-class logistics and customer support
_ Worldwide sourcing capability (staff of 600 in
China and Brazil)
Enterprise-wide
Strategy # 3

Growing our Portfolio -- Recent Acquisitions of Brands and Licenses
_ Creating a portfolio of brands and licenses that garners
greater market penetration
February 2004 August 2004 April 2005
Bennett Footwear Group
2001 2001
Enterprise-wide
Strategy # 4

Growing our Portfolio - Bennett acquisition - the perfect fit for BWS
_ Strong brands in better and bridge zones complement our strength in moderate
_ Increases our share-of-market in women’s fashion footwear
_ Growing business with strong market share and healthy operating margins
_ First-class talent - in management and at design levels
_ Transition going smoothly
_ In 2005: Expected to add $200 million in sales and be accretive (9 months)
by $0.15-$0.20 per diluted share
_ In 2006: Expected accretion projected at $0.30 per diluted share
Enterprise-wide
Strategy # 4

Guidance,
Earnings,
Segment Projections

2005 Guidance
Diluted Earnings Per Share 2005 Estimated 2004
Guidance (GAAP Basis) $1.75 - $2.00 $2.30 Actual EPS (GAAP Basis)
Tax cost to repatriate foreign earnings $0.55 $0.18 Bass transition costs
Cost to restructure Naturalizer $0.55 - $0.45 $0.12 Bond guarantee charge
($0.05) Tax reserve recovery
Adjusted EPS on non-GAAP basis ___________ _____
for comparison purposes $2.85 - $3.00 $2.55
Q3 Estimated Q3-2004
Guidance (GAAP Basis) $0.80 - $0.95 $1.00 Actual EPS (GAAP Basis)
Cost to restructure Naturalizer $0.20
Non-GAAP Financial Measures
In this presentation, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

EBITDA* 103.6 $ 95.7 $ 126.2 $ 133.7 $
Special Charges
Naturalizer Restructuring - - 16.5 13.5
Bass Transition Costs - 5.6 - -
Bond Guarantee Charge - 3.5 - -
Environmental Litigation 3.1 0.6 - -
Canada Factory Closure 4.5 - - -
Adjusted EBITDA 111.2 $ 105.4 $ 142.7 $ 147.2 $
EBITDA*
* EBITDA represents earnings before interest, taxes, depreciation and amortization. See Appendix for components of EBITDA and the reconciliation to net earnings.
Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA are not measures of financial performance under GAAP, but are used by some investors to determine a company's ability to service or incur indebtedness. EBITDA and Adjusted EBITDA are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly entitled measures of other companies and may not be an appropriate measure for performance relative to other companies. EBITDA and Adjusted EBITDA should not be construed as indicators of a company's operating performance or liquidity, and should not be considered in isolation from or as a substitute for net earnings (loss) or cash flows from operations which are prepared in accordance with GAAP. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of results of operations. EBITDA and Adjusted EBITDA are not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.
2003 2004
2005 Estimated Range
Low -- High (in millions)

Famous Footwear
2004 Performance & 2005 Outlook
2004: Strong results in a difficult retail
environment
_ Sales up 4.0%
_ Operating earnings +16.3%
_ Operating margin* up 60 basis pts
versus FY03
_ SFS positive in FY04
2005 Outlook
_ 5%-6% sales increase forecast for FY05
_ Continued updating of stores
_ Net +40 stores in FY05
_ Targeting 1%-2% SFS increase
Long-term Outlook
_ Significant expansion potential
_ Goal: Operating margin >6%
Famous Footwear
*Operating margin represents the ratio of operating profit divided by sales.
See the Appendix for a complete reconciliation to the most directly comparable GAAP measure.
$-
$200
$400
$600
$800
$1,000
$1,200
2001 2002 2003 2004
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Operating Margin*
Implement Project IMPACT
inventory metrics,
merchandising
Sales in millions
Operating Margin

Wholesale Operations
2004 Performance & 2005 Outlook
2004: Interruption in momentum and
earnings trend
_ Strong performance at LifeStride, Dr.
Scholl’s, and Carlos could not offset
misses in our Naturalizer, Bass and
Children’s businesses
_ Operating margin* down 260 basis pts
2005 Outlook
_ Refocused Naturalizer business model
expected to result in higher profitability
_ Anticipate smooth integration of Bennett
_ Goal: significant operating margin
improvement to >9.0%
Long-term Outlook
_ Goal: operating margin >10%
Brown Shoe Wholesale
* Operating margin represents the ratio of operating profit divided by sales.
See the Appendix for a complete reconciliation to the most directly comparable
GAAP measure.
$-
$200
$400
$600
$800
$1,000
$1,200
2001 2002 2003 2004
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
Operating Margin*
Sales in millions
Operating Margin

Increasing Naturalizer Retail Productivity
1) By April 2006, improve the Naturalizer store
base by closing underperforming stores
(approx. 80: 60 in the U.S. and 20 in
Canada)
2) Consolidate the Canadian store buying,
merchandising, accounting and IS functions
into our U.S. operations by end of FY 2005
3) Open 30 Naturalizer outlet stores over the
next 2-3 years
4) Test a new concept store prototype for our
flagship, brand-building stores
Specialty Retail
Cost of the Plan:
• Pretax cash cost: Minor
• Pretax P&L cost: $14 - $17 million
Expected Benefits
• Improved store productivity
• Streamlined operations and lower overhead
•Estimated pretax annualized savings/
improvement in operating earnings: $5 million
•Estimated EPS improvement potential: $0.15 starting in
FY 2006

Conclusion
Short Term - Projecting $2.3 Billion in Sales and $1.75 - $2.00 EPS in 2005
_ Includes $0.55 expense for taxes related to repatriation of foreign earnings and $0.45 - $0.55 expense for Naturalizer store closings
_ Bennett expected to be accretive by $0.15-$0.20 in 2005
_ Famous Footwear expected to produce a solid year
_ Operating earnings improvements expected in Naturalizer, Carlos by
Carlos Santana, Children’s and Dr. Scholl’s
Long-Term - Targeting Sustainable Growth
_ Bennett and Naturalizer initiatives expected to increase our earnings potential by $0.45 per share annually on a go-forward basis
_ Famous Footwear has potential for significant expansion
_ Strong, differentiated wholesale brands create margin and market share opportunities
_ Bennett strengthens our presence in better/bridge zones
_ ExCEL expected to give us product sourcing/speed advantage
_ Growth focused on internal expansion and strategic acquisitions
_ Targeting high single-digit revenue growth and 10-15% compound earnings growth rate

Financial Highlights
& Appendix

-$0.50
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
2001 2002 2003 2004 2005
Sales and EPS - 2001 to 2005
Special charges and recoveries included in net earnings and EPS for 2003, 2004 and estimated 2005 are listed in the Reconciliation of
Net Earnings to Adjusted Net Earnings in this Appendix.
Sales in Billions Earnings Per Share
Implement
Project IMPACT
$2.3 Billion
$1.75 - $2.00*
Estimated Estimated
$0.0
$0.5
$1.0
$1.5
$2.0
2001 2002 2003 2004 2005
* Includes $0.55
per share of
incremental tax
charges from
repatriating
foreign earnings
and $0.45-$0.55
per share of
incremental
expense in
connection with
the Naturalizer
restructuring.

Distinct Wholesale Portfolio
Based on 2004 Pro Forma Sales*
* The 2004 Pro Forma Sales detail includes the Bennett brands as if they had been acquired by Brown Shoe on February 1, 2004. These results are not necessarily indicative of the results that would have been achieved had the acquisition occurred on February 1, 2004.

Famous Footwear -- Sales by category
Based on 12 months ended January 2005
16%
4%
5%
9%
17%
21%
28%
16%
4%
5%
9%
17%
21%
28%
Women’s Women’s
Men’s Men’s
Kid’s Kid’s
Athletic
Athletic
Accessories
Athletic

Net
Earnings EPS
Net
Earnings EPS
Net
Earnings EPS
Net
Earnings EPS
GAAP Results 46.2 $ 2.48 $ 43.3 $ 2.30 $ 33.2 $ 1.75 $ 37.9 $ 2.00 $
Special Charges and Recoveries:
Naturalizer Restructuring - - - - 10.4 0.55 8.5 0.45
Tax Repatriation - - - - 10.4 0.55 10.4 0.55
Bass Transition Costs - - 3.5 0.18 - - - -
Bond Guarantee Charge - - 2.2 0.12 - - - -
Tax Reserve Recovery - - (1.0) (0.05) - - - -
Environmental Litigation 2.0 0.11 0.4 0.02 - - - -
Canada Factory Closure 2.7 0.14 - - - - - -
Adjusted Earnings 50.9 $ 2.73 $ 48.4 $ 2.57 $ 54.0 $ 2.85 $ 56.8 $ 3.00 $
2003 2004
Appendix: Reconciliation of Net Earnings to Adjusted Net Earnings
Non-GAAP Financial Measures
In this presentation, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
2005 Estimated Range
Low High

EBITDA* 103.6 $ 95.7 $ 126.2 $ 133.7 $
Special Charges
Naturalizer Restructuring - - 16.5 13.5
Bass Transition Costs - 5.6 - -
Bond Guarantee Charge - 3.5 - -
Environmental Litigation 3.1 0.6 - -
Canada Factory Closure 4.5 - - -
Adjusted EBITDA 111.2 $ 105.4 $ 142.7 $ 147.2 $
Appendix: Reconciliation of Net Earnings to EBITDA* and Adjusted EBITDA
2003 2004
Net Earnings 46.2 $ 43.3 $ 33.2 $ 37.9 $
Interest Expense, net
Income Tax Provision
Depreciation and Amortization
9.3 7.5 18.4 18.4
17.4 13.0 36.3 39.1
30.7 31.9 38.3 38.3
2005 Estimated Range
Low -- High
* EBITDA represents earnings before interest, taxes, depreciation and amortization.
Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA are not measures of financial performance under GAAP, but are used by some investors to determine a company's ability to service or incur indebtedness. EBITDA and Adjusted EBITDA are not calculated in the same manner by all companies and accordingly are not necessarily comparable to similarly entitled measures of other companies and may not be an appropriate measure for performance relative to other companies. EBITDA and Adjusted EBITDA should not be construed as indicators of a company's operating performance or liquidity, and should not be considered in isolation from or as a substitute for net earnings (loss) or cash flows from operations which are prepared in accordance with GAAP. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of results of operations. EBITDA and Adjusted EBITDA are not intended to represent and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.

Appendix: Debt to Capital Ratio
Millions of dollars, except for Debt to Capital Ratio
* Total Debt Obligations include long term debt, current maturities of long-term debt, notes payable and capital lease obligations. 2005 total debt obligations include additional debt related to the Bennett Footwear acquisition.
** Total Debt Obligations divided by Total Capital
Debt to Capital Ratio 2005-Est 2004 2003 2002 2001
Total Debt Obligations* 296 $ 142 $ 120 $ 152 $ 216 $
Total Shareholders' Equity 426 391 350 292 253
Total Capital 722 $ 533 $ 470 $ 444 $ 469 $
Debt to Capital Ratio** 41% 27% 25% 34% 46%

Operating Margin % 2004 2003 2002 2001
Famous Footwear:
Sales 1,116.7 $ 1,073.6 $ 1,075.2 $ 1,044.4 $
Operating Profit 60.3 51.8 44.7 6.8
Operating Margin % 5.4% 4.8% 4.2% 0.7%
Wholesale:
Sales 615.9 $ 561.3 $ 566.4 $ 503.3 $
Operating Profit 44.9 55.8 54.5 51.3
Operating Margin % 7.3% 9.9% 9.6% 10.2%
Appendix: Operating Margin %
Management believes the Operating Margin % helps to indicate trends in the Company's operating performance. The non-GAAP measure should be considered in addition to GAAP measures, but should not be considered a substitute for, or superior to, GAAP measures.

Appendix: Reconciliation of Operating Earnings to Adjusted Operating Earnings
(in millions) 2005 Est. 2004 2003 2002 2001
Operating Earnings 91.7 $ 63.8 $ 72.9 $ 71.7 $ 11.1 $
Special Charges and Recoveries
Naturalizer Restructuring 15.0 - - (0.8) 16.8
Famous Footwear Inventory Write-Down - - - - 16.0
Shared Services Platform Implementation - - - (1.1) 3.5
Famous Footwear New Management Transition - - - - 3.9
Impairment of Shoes.com Goodwill - - - - 1.2
Bass Transition Costs - 5.6 - - -
Bond Guarantee Charge - 3.5 - - -
Environmental Litigation - - 3.1 - -
Canada Factory Closure - - 4.5 - -
Adjusted Operating 106.7 $ 72.9 $ 80.5 $ 69.8 $ 52.5 $
2001 - 2005 Es t . Operat ing Earnings Compund Annual Growth Rat e (CAGR) 69.5%
2001 - 2005 Es t . Adjus ted Operat ing Earnings Compound Annual Growth Rat e (CAGR) 1 9.4%
Non-GAAP Financial Measures
In this presentation, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with
GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.